UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2015

General Motors Financial Company, Inc.

(Exact name of registrant as specified in its charter)

Texas	1-10667	75-2291093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Cherry Street, Suite 3500, Fort Worth, Texas 76102

(Address of principal executive offices, including Zip Code)

(817) 302-7000

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Except for the historical information contained herein, the matters disclosed herein include forward-looking statements which are General Motors Financial Company, Inc.’s (“GM Financial” or the “Company”) current views with respect to future events and financial performance. These forward-looking statements are subject to many assumptions, risks and uncertainties that could cause actual results to differ significantly from historical results or those anticipated by the Company. The most significant of these risks are detailed from time to time in the Company’s filings and reports with the Securities and Exchange Commission including the Company’s annual report on Form 10-K for the year ended December 31, 2013 and the Company’s quarterly report on Form 10-Q for the nine months ended September 30, 2014. If one or more of these risks or uncertainties materializes, or if underlying assumptions prove incorrect, the Company’s actual results may vary materially from those expected, estimated or projected. Actual events or results may differ materially. It is advisable not to place undue reliance on any forward-looking statements. The Company undertakes no obligation to, and does not, publicly update or revise any forward-looking statements, except as required by federal securities laws, whether as a result of new information, future events or otherwise.

ITEM 8.01 OTHER EVENTS

On January 2, 2015, GM Financial, GMAC UK plc (“GMAC UK”), an indirect, wholly-owned subsidiary of GM Financial, and Ally Financial Inc. (“Ally”) completed a transaction under which GM Financial and GMAC UK acquired Ally’s 40% equity interest in SAIC-GMAC Automotive Finance Company Limited (formerly known as GMAC-SAIC Automotive Finance Company Limited) (“SAIC-GMAC”), a joint venture that conducts auto finance operations in China, pursuant to the Share Transfer Agreement entered into on November 21, 2012, as subsequently amended and restated on August 26, 2014 (as amended and restated, the “STA”). GM Financial acquired a 5% equity interest and GMAC UK acquired a 35% equity interest in the joint venture. The aggregate purchase price was approximately $1.0 billion, subject to certain post-closing adjustments as provided in the STA. Also effective on January 2, 2015, GM Financial sold its 5% equity interest in SAIC-GMAC to Shanghai Automotive Group Finance Company Ltd. (“SAIC FC”), a current shareholder of SAIC-GMAC for a purchase price of RMB 737 million (approximately $120 million), subject to certain post-closing adjustments. Payment of the purchase price for this 5% equity interest is subject to certain regulatory approvals and is due from SAIC FC to GM Financial by May 5, 2015. As a result of these equity transfers, SAIC-GMAC is now jointly owned by SAIC FC (45%), GMAC UK (35%) and Shanghai General Motors Company Limited (“SGM”) (20%). General Motors Company (“GM”) contributed $700 million in equity to GM Financial to facilitate this acquisition.

As of September 30, 2014, SAIC-GMAC’s portfolio consisted of $9.0 billion of auto loans and commercial dealer loans, and SAIC-GMAC served 2,600 dealers. For the nine months ended September 30, 2014, SAIC-GMAC’s auto loan originations were $3.4 billion.

GM Financial is a wholly-owned subsidiary of GM. SGM is a joint venture established by Shanghai Automotive Industry Corporation (50%) and GM (50%). Ally is one of GM’s financing partners for incentivized retail financing programs in the United States. Consideration for the transactions was determined based on arm’s length negotiations.

Additionally, GM Financial is filing this Current Report on Form 8-K to provide information required to be included or incorporated by reference in the registration statement on Form S-3, previously filed by GM Financial and AmeriCredit Financial Services, Inc. In connection with the foregoing, GM Financial is filing the following herewith:

•	Exhibit 99.1—Unaudited condensed combined balance sheets for the international auto finance and financial services businesses of Ally as of September 30, 2014 and December 31, 2013, the related unaudited condensed changes in invested equity and unaudited condensed statement of cash flows for the nine months ended September 30, 2014 and September 30, 2013, and the related unaudited condensed combined statements of comprehensive income for the three and nine months ended September 30, 2014 and September 30, 2013.

•	Exhibit 99.2—The pro forma financial information, as of and for the periods set forth therein, reflecting the acquisition of the international auto finance and financial services businesses of Ally in Europe and Latin America and the acquisition of a 35% equity interest in SAIC-GMAC (resulting from the acquisition of Ally’s 40% equity interest in SAIC-GMAC and the sale of a 5% equity interest by GM Financial to SAIC FC).

The information included in this Form 8-K should be read in conjunction with GM Financial’s Annual Report on Form 10-K for the year ended December 31, 2013, GM Financial’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2014 and other filings GM Financial has made, or will make, with the Securities and Exchange Commission.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Exhibit

99.1	Unaudited condensed combined balance sheets for the international auto finance and financial services businesses of Ally Financial Inc. as of September 30, 2014 and December 31, 2013, the related unaudited condensed changes in invested equity and unaudited condensed statement of cash flows for the nine months ended September 30, 2014 and September 30, 2013, and the related unaudited condensed combined statements of comprehensive income for the three and nine months ended September 30, 2014 and September 30, 2013.

99.2	The pro forma financial information, as of and for the periods set forth therein, reflecting the acquisition of the international auto finance and financial services businesses of Ally Financial Inc. in Europe and Latin America and the acquisition of a 35% equity interest in SAIC-GMAC (resulting from the acquisition of Ally Financial Inc.’s 40% equity interest in SAIC-GMAC and the sale of a 5% equity interest by GM Financial to SAIC FC).

99.3	Press Release, dated January 5, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Motors Financial Company, Inc.
(Registrant)

Date: January 5, 2015	By:	/s/ CHRIS A. CHOATE
Chris A. Choate
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Exhibit

99.1	Unaudited condensed combined balance sheets for the international auto finance and financial services businesses of Ally Financial Inc. as of September 30, 2014 and December 31, 2013, the related unaudited condensed changes in invested equity and unaudited condensed statement of cash flows for the nine months ended September 30, 2014 and September 30, 2013, and the related unaudited condensed combined statements of comprehensive income for the three and nine months ended September 30, 2014 and September 30, 2013.

99.2	The pro forma financial information, as of and for the periods set forth therein, reflecting the acquisition of the international auto finance and financial services businesses of Ally Financial Inc. in Europe and Latin America and the acquisition of a 35% equity interest in SAIC-GMAC (resulting from the acquisition of Ally Financial Inc.’s 40% equity interest in SAIC-GMAC and the sale of a 5% equity interest by GM Financial to SAIC FC).

99.3	Press Release, dated January 5, 2015.